UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 14, 2008
Date of Report (Date of earliest event reported)
ASSOCIATED MATERIALS, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24956 (Commission File Number)	75-1872487 (IRS Employer Identification No.)
3773 State Road
Cuyahoga Falls, Ohio 44223
(Address of Principal Executive Offices)
(330) 929-1811
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 2.02. Results of Operations and Financial Condition
     On March 14, 2008, Associated Materials, LLC (the “Company”) and AMH Holdings, LLC (“AMH”), the indirect parent company of the Company, issued a press release announcing their financial results for the fourth quarter and fiscal year ended December 29, 2007. A copy of the press release is attached as Exhibit 99.1 hereto.
     The information furnished in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
The following exhibit is not filed but is furnished as described above.

Exhibit Number	Description of Document

99.1	Press Release, dated March 14, 2008, issued by the Company and AMH.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS, LLC
DATE: March 14, 2008	By:	/s/ Cynthia L. Sobe
Cynthia L. Sobe
Vice President — Chief Financial Officer, Treasurer and Secretary